                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             Colorado MEDtech, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per-unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

         -----------------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:

         -----------------------------------------------------------------------

                          [COLORADO MEDTECH, INC. LOGO]

                             COLORADO MEDTECH, INC.
                               6175 LONGBOW DRIVE
                                BOULDER, CO 80301


       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF COLORADO MEDTECH, INC.
                          TO BE HELD NOVEMBER 16, 2001


To the Shareholders of Colorado MEDtech, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colorado MEDtech, Inc., a Colorado corporation (the "Company"), will be held on November 16, 2001 at 3:00 p.m. at the Raintree Plaza Hotel Conference Center, 1900 Ken Pratt Boulevard, Longmont, Colorado for the following purposes:

         1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

         2. To consider and vote on a proposal to adopt the Colorado MEDtech, Inc. 2001 Long-Term Incentive Plan;

         3. To transact any other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The close of business on October 2, 2001 has been fixed as the record date for the determination of holders of Colorado MEDtech, Inc. Common Stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote. A complete list of shareholders entitled to vote at the annual meeting will be available, upon written request, for inspection during normal business hours by any shareholder of Colorado MEDtech prior to the annual meeting, for a proper purpose, at Colorado MEDtech's Boulder office.

Whether or not you expect to attend the Annual Meeting, holders of Colorado MEDtech, Inc. Common Stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.

                                       By Order of the Board of Directors

                                       /s/ PETER J. JENSEN
                                       Peter J. Jensen
                                       Secretary of the Corporation

Date: October 17, 2001

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             COLORADO MEDTECH, INC.

                               6175 Longbow Drive
                                Boulder, CO 80301


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 16, 2001




         This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Colorado MEDtech, Inc., a Colorado corporation ("Colorado MEDtech" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on November 16, 2001 at 3:00 p.m. at the Raintree Plaza Hotel Conference Center, 1900 Ken Pratt Boulevard, Longmont, Colorado, and at any and all adjournments or postponements of such meeting.

                            PURPOSE OF ANNUAL MEETING

         At the annual meeting, shareholders will be asked: (i) to elect all seven directors of Colorado MEDtech, Inc. to serve until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) to consider and vote on a proposal to adopt the Colorado MEDtech, Inc. 2001 Long-Term Incentive Plan (the "Incentive Plan"); and (iii) to transact such other business as may properly be brought before the annual meeting. Your board recommends a vote "FOR" the election of the seven nominees for director of Colorado MEDtech listed below and a vote "FOR" approval of the Incentive Plan.

                             SOLICITATION OF PROXIES

         If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions and broker non-votes will have no effect on the result of the vote, although they will count toward the presence of a quorum. The proxies will be tabulated and votes counted by ComputerShare Trust Company, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 17, 2001. See "Proposal 2 - 2001 Long-Term Incentive Plan - Recommendation and Vote."

         SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to vote at the Annual Meeting is October 2, 2001 and only shareholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting. At the close of business on that day there were 12,972,219 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Director nominees will be elected by a plurality of the votes cast and cumulative voting is not allowed. The accompanying proxy card provides space for a shareholder to withhold voting for any or all nominees for the Board. Because director nominees must receive a plurality of the votes cast at the Annual Meeting, a vote withheld from a particular nominee will not affect the election of that nominee. The approval of the Incentive Plan will require the votes cast in favor of the Incentive Plan at the Annual Meeting to exceed the votes cast against the Incentive Plan at the Annual Meeting. See "Proposal 2 - 2001 Long-Term Incentive Plan - Recommendation and Vote."

         The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the seven nominees named herein for the office of director; (ii) FOR the approval of the Incentive Plan; and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

         Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock, as of October 2, 2001, by each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, each named executive officer, each director and director nominee of the Company, and all directors and executive officers as a group. Except as indicated in the footnotes to the table and subject to applicable community property laws, the Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated.

                                                  AMOUNT AND NATURE
          NAME AND ADDRESS                          OF BENEFICIAL
       OF BENEFICIAL OWNER(1)                         OWNERSHIP                         PERCENT OF CLASS(2)
       ----------------------                     -----------------                     -------------------
       Acquisitor, PLC                               1,073,234(3)                              8.3%
       Avery House
       52 Brook's Mews
       London W1Y 1LE
       United Kingdom

       Royce & Associates, Inc.                        747,700(4)                              5.8%
       1414 Avenue of the Americas
       New York, NY 10019

       Clifford W. Mezey                               431,932(5)                              3.3%

       Stephen K. Onody                                215,638(6)                              1.6%

       Robert L. Sullivan                              168,413(7)                              1.3%

       John E. Wolfe                                   161,000(8)                              1.2%

       Ira M. Langenthal, Ph.D.                         95,350(9)                                *

       Anthony J. Dimun                                 71,250(10)                               *

       John P. Jenkins                                  50,000(11)                               *

       John V. Atanasoff                                24,905(12)                               *

       Charles R. Klasson, Jr.                          86,607(13)                               *

       Gregory A. Gould                                 78,372(14)                               *

       Charles W. Philipp, Jr.                          43,579(15)                               *

       Frank P. Maguire                                 41,666                                   *

       Stephen P. Hall                                       0                                   *

       All Directors and Executive                   1,468,712(16)                            10.9%
       Officers as a group (13 persons)

----------

*        Less than one percent (1%)

(1) Unless otherwise noted, the address of each such shareholder is 6175 Longbow Drive, Boulder, CO 80301.

(2) The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into Common Stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)      Based on information reported in Amendment No. 2 to Acquisitor's
         Schedule 13D dated April 5, 2001 and filed with the SEC (the "Amendment"). Acquisitor, American Opportunity Trust PLC ("AOT") and the co-investment advisors of AOT have agreed to file a joint Schedule 13D to disclose the holdings of Acquisitor and AOT. Such number of shares disclosed in the table does not include 100,000 shares held directly by AOT according to the Amendment. JO Hambro Capital Management Limited is a co-investment advisor of AOT and is, according to the Amendment, deemed to beneficially own the shares held by AOT. JO Hambro Capital Management (Holdings) Limited is the ultimate holding company for JO Hambro Capital Management Limited and is also deemed to beneficially own the shares held by AOT. Christopher Harwood Bernard Mills is one of the two co-investment advisors of AOT and a director of Acquisitor and is deemed to beneficially own the shares held by AOT and Acquisitor, according to the Amendment. As co-investment advisers to American Opportunity Trust, Christopher Harwood Bernard Mills and J O Hambro Capital Management share the right to transfer and vote the shares of Colorado MEDtech common stock pursuant to an agreement.

(4) Based on information reported in Royce & Associates, Inc.'s Schedule 13G dated February 7, 2001 and filed with the SEC. According to the
         Schedule 13G, Charles M. Royce may be deemed to be a controlling person of Royce & Associates, Inc. and as such may be deemed to beneficially own the shares held by Royce & Associates. Mr. Royce beneficially owns no shares outside of those held by Royce & Associates, Inc. and Mr. Royce disclaims beneficial ownership of such shares.

(5) Includes 341,932 shares held by the Petsy G. Mezey Trust, of which Mr. Mezey is a trustee. Also includes 30,000 shares that are held by the Clifford W. Mezey Trust, of which Mr. Mezey is a trustee. Also includes warrants to acquire 60,000 shares, which are currently exercisable or become exercisable within 60 days.

(6) Includes options to acquire 125,000 shares, which are currently exercisable or become exercisable within 60 days.

(7) Includes warrants to acquire 60,000 shares, which are currently exercisable or become exercisable within 60 days.

(8) Includes warrants to acquire 60,000 shares, which are currently exercisable or become exercisable within 60 days.

(9) Includes warrants to acquire 93,750 shares, which are currently exercisable or become exercisable within 60 days.

(10) Includes warrants to acquire 6,250 shares, which are currently exercisable or become exercisable within 60 days.

(11) Includes warrants to purchase 40,000 shares, which are currently exercisable or become exercisable within 60 days.

(12) Includes 1,000 shares owned by Mr. Atanasoff's wife, as to which he disclaims beneficial ownership.

(13) Includes options to acquire 23,750 shares, which are currently exercisable or become exercisable within 60 days.

(14) Includes options to acquire 23,500 shares, which are currently exercisable or become exercisable within 60 days.

(15) Includes options to acquire 12,500 shares, which are currently exercisable or become exercisable within 60 days.

(16) Includes warrants and options to acquire 504,750, which are currently exercisable or become exercisable within 60 days.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

          Pursuant to the Bylaws, the authorized number of directors of the Company has been set at seven, and seven directors are to be elected at the meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. If a quorum is present, the seven nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.


          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

          The Board of Directors' nominees for the office of director are as follows:

                                                                                         Year First
                                                                                         Became a
Name                                                          Age                        Director
----                                                          ---                        ----------
Stephen K. Onody                                              48                         2000
(N)

Anthony J. Dimun                                              58                         2001
(C)(A)

Robert L. Sullivan                                            64                         1985
(A)(C)(O)

Clifford W. Mezey                                             72                         1989(1)
(A)(C)(O)

John E. Wolfe                                                 63                         1993
(A)

Ira M. Langenthal, Ph.D.                                      65                         1996
(N)(O)(C)

John P. Jenkins                                               51                         1999
(C)(N)

----------

(A)      Member of the Audit Committee

(C)      Member of the Compensation Committee

(N)      Member of the Nominating Committee

(O)      Member of the Options Committee

(1) Date became a director of RELA, Inc. ("RELA"). Became a director of the Company in October 1992 in connection with the merger of RELA and the Company.

         STEPHEN K. ONODY. Mr. Onody has served as Chief Executive Officer and President of the Company since June 2000. From July 1999 to June 2000, Mr. Onody was Vice President - Business Development of the Company. From 1995 to June 1999, he was Vice President of Global Corporate Business & New Product Development at Vital Signs, Inc., a manufacturer of single patient use anesthesia, respiratory and critical care devices. Mr. Onody was also the General Manager and Operating Officer of the West Coast Division of Vital Signs. From 1992 to 1995, he was founder and general manager of a private management and technology group focused on identifying and funding medical technology companies. Prior to 1992, Mr. Onody held general management, senior executive, senior marketing and business development management positions at SpaceLabs Medical, Inc. and Boston Scientific Corporation.

         ANTHONY J. DIMUN. Mr. Dimun has served as Chairman of Nascent Enterprises, LLC, a medical device venture advisory firm, since May 2001. From March 1991 to May 2001, Mr. Dimun served as Executive Vice President and Chief Financial Officer of Vital Signs, Inc., an anesthesia and respiratory medical device company. Mr. Dimun, a certified public accountant, is a member of the board of directors of Vital Signs, Inc. and Bronx Implants, Inc. Prior to joining Vital Signs, Mr. Dimun held a senior management position in international merchant banking, and prior to that was in public accounting for twenty years.

         ROBERT L. SULLIVAN. Mr. Sullivan is retired from Chiron Diagnostics Corporation, a manufacturer and marketer of medical diagnostic equipment and supplies, where from 1985 to March 1999 he served as Senior Vice
President-Finance. From 1962 to 1985, Mr. Sullivan held several operating and financial positions with Corning Glass Works.

         CLIFFORD W. MEZEY. Prior to his retirement in 1994, Mr. Mezey was the majority owner and Chief Executive Officer of Mezey-Puroll Automotive, Inc., an automotive manufacturer's representative company in Michigan, for more than five years. From 1981 to 1994 he was the owner and Chief Executive Officer of Interstate Industries, Inc., a manufacturer of truck wiring harnesses in Mississippi.

         JOHN E. WOLFE. Mr. Wolfe has served as President and Chief Executive Officer since 1986 of Metrisa, Inc., a manufacturer and marketer of on-line liquid and gas analyzers to the process and environmental industries. Prior to 1986, he held various senior management positions with EG&G Sealol, Inc., Masoneilan International, Inc. (Division of Studebaker Worthington), Litton Industries and General Electric Company. Mr. Wolfe is a member of the board of directors of Metrisa, Inc.

         IRA M. LANGENTHAL, PH.D. Dr. Langenthal has been a corporate consultant and private investor since 1991. He joined Honeywell, Inc. in 1972 as a result of Honeywell's acquisition of Signal Analysis Industries, a public company he co-founded. Dr. Langenthal held various senior management positions at Honeywell, and from 1986 to 1990 he was Vice President/General Manager of Honeywell's Test Instruments Division, a manufacturer of information storage products and systems. In 1990 this business was part of a corporate spin-off forming a new company, Alliant Techsystems, Inc. at which Dr. Langenthal continued to serve as Vice President/General Manager until his departure in 1991.

         JOHN P. JENKINS. Since January 2001, Mr. Jenkins has served as President and Chief Executive Officer of SAN Holdings, Inc., d/b/a Storage Area Networks, Inc., a supplier of enterprise-level data storage and management solutions.. From 1995 until 1999, Mr. Jenkins served as Chairman, CEO and President of TAVA Technologies Inc., a leading provider of automation and information technology (IT) solutions to process and manufacturing industries. In 1995, TAVA was acquired by The Real Software Group, an international IT services company based in Belgium, and merged with its other U.S. operations to form Real Enterprise Solutions. Mr. Jenkins served as CEO and President of Real Enterprise Solutions until July 2000. From 1990 to 1995, Mr. Jenkins was President of Morgan Technical Ceramics, Inc., a subsidiary of Morgan Crucible Plc., a developer and manufacturer of industrial ceramics and other advanced materials.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee, a Compensation Committee, a Nominating Committee, and an Options Committee. The Audit Committee is responsible for (i) reviewing the scope of the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee report appears later in this proxy statement. The Audit Committee met six (6) times in the fiscal year ended June 30, 2001. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met four (4) times in the fiscal year ended June 30, 2001. The Nominating Committee is responsible for reviewing potential candidates for director and for the recommendation of candidates to the Board. The Nominating Committee will consider candidates suggested by directors and shareholders. Nominations from shareholders submitted in accordance with the Company's bylaws will be referred to the Nominating Committee for consideration. The Nominating Committee met four
(4) times during the fiscal year ended June 30, 2001. During the fiscal year ended June 30, 2001, the Company had a Strategic Planning Committee, which was responsible for reviewing new product, licensing and acquisition, as well as other strategic issues. The Strategic Planning Committee met four (4) times in the fiscal year ended June 30, 2001. The activities of the Strategic Planning committee have been assumed by the full Board of Directors and the committee no longer exists. The Options Committee is responsible for administering the Company's Stock Option Plan during periods between meetings of the full Board of Directors. The Options Committee did not have any meetings in the fiscal year ended June 30, 2001 but acted by written consent five (5) times during the year.

         Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company.

         During the fiscal year ended June 30, 2001, there were four (4) regular meetings and eight (8) special meetings of the Board of Directors. All directors, except Anthony J. Dimun who was appointed to the Board in February 2001, attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

EXECUTIVE OFFICERS

         The following persons are the executive officers of the Company:

Name                                  Age                                       Position
----                                  ---                                       --------
Stephen K. Onody                      48                      Chief Executive Officer and President

Gregory A. Gould                      35                      Chief Financial Officer and Treasurer

Charles R. Klasson, Jr.               43                      President of CIVCO Medical Instruments Co.,
                                                              Inc. subsidiary

Kenneth D. Taylor, Ph.D.              51                      Vice President of the Company and President of
                                                              RELA division

Charles W. Philipp                    40                      Vice President of Sales

         Information concerning the business experience of Mr. Onody is provided under the section entitled "Election of Directors."

         GREGORY A. GOULD. Mr. Gould has served as Chief Financial Officer and Treasurer of the Company since August 2000. From February 1996 to August 2000, he was director of finance of the Company. From August 1990 to February 1996, Mr. Gould was an accountant with Arthur Andersen LLP. Mr. Gould is a certified public accountant.

         CHARLES R. KLASSON, JR. Mr. Klasson has served as President of CIVCO since 1996. During a portion of 1996, Mr. Klasson was Chief Financial Officer and Chief Operating Officer of CIVCO. From 1994 to 1996, Mr. Klasson was Director of Business Development and National Accounts Manager for the D.C. Taylor Company, a national commercial and industrial construction company. Prior to such time, Mr. Klasson held senior management positions in the telecommunications and manufacturing industries.

         KENNETH D. TAYLOR, PH.D. Dr. Taylor has served as President of the RELA division of the Company since June 2001, and prior to that from August 2000 was its Vice President, General Manager. He has been a Vice President of the Company since August 2000. Prior to joining the company, from 1999 to 2000, Dr. Taylor was a consultant providing technology assessment, development and project management services to medical device companies. From 1998 to 1999, Dr. Taylor was Vice President -- Product Development for MedLogic Global Corp., a medical device company specializing in biomedical adhesives. From 1993 to 1998, Dr. Taylor was Vice President -- Research and Development for Valleylab, Inc., a Tyco Healthcare Group division specializing in surgical products for tissue coagulation and cutting.

         CHARLES W. PHILIPP. Mr. Philipp has served as Vice President of Sales of the Company since October 2000. From May 2000 to October 2000, Mr. Philipp was Vice President, Marketing for Genomica Corporation, a pharmacogenomics drug discovery software company. From December 1989 to May 2000, Mr. Philipp held many positions with Colorado MEDtech and RELA, from 1998 to 1999 as Vice President of the BioMed Y2K, Inc. subsidiary of the Company, from 1993 to 1998 as Director and Vice President of New Business for RELA Sales and Marketing, and from 1989 to 1993 as Project Director with RELA. Prior to joining RELA, Mr. Philipp held project management positions with Abbott Laboratories and United Technologies.

         The Chief Executive Officer is appointed by the Board of Directors and serves at the Board's discretion. The Board of Directors, and such other officers as the Board of Directors may authorize from time to time, may appoint as additional officers one or more vice presidents, assistant secretaries, assistant treasurers, and such other subordinate officers as the Board of Directors or such other appointing officers deem necessary or appropriate. The Chief Executive Officer shall have the right to reject the appointment of any other officer appointed by the Board of Directors. If an additional officer is appointed by an appointing officer, such additional officer serves at the discretion of the appointing officer and the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended June 30, 2001 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended June 30, 2001, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all

Section 16(a) filing requirements, except (i) Anthony J. Dimun made two late filings, inadvertently failing to disclose three transactions on a timely basis,
(ii) John V. Atanasoff made two late filings, inadvertently failing to disclose eight transactions on a timely basis, (iii) Frank P. Maguire made one late filing, inadvertently failing to disclose one transaction on a timely basis,
(iv) Kenneth D. Taylor made one late filing, inadvertently failing to disclose one transaction on a timely basis, (v) Charles W. Philipp made two late filings, inadvertently failing to disclose two transactions on a timely basis, and (vi) Charles R. Klasson, Jr. made one late filing, inadvertently failing to disclose one transaction on a timely basis.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

          The following summary compensation table sets forth the cash compensation earned for the fiscal years ended June 30, 2001, 2000 and 1999 by the Company's Chief Executive Officer, by the four highest compensated executive officers who were serving as executive officers at the end of the 2001 fiscal year whose individual total cash compensation for the 2001 fiscal year exceeded $100,000, and by certain executive officers whose total cash compensation for the 2001 fiscal year exceeded such amount but whose employment with the Company ended prior to the end of the fiscal year (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                           Long Term Compensation
                                                                   Awards
                                                          -------------------------
                                                                         Securities
                                Annual Compensation       Restricted     Underlying
                              ------------------------      Stock         Options/             All Other
Name and Principal                    Salary     Bonus      Awards          SARS            Compensation(1)
     Position                 Year     ($)        ($)        ($)            (#)                   ($)
------------------            ----   --------    -----    ----------     ----------         ---------------
Stephen K. Onody(2)           2001   $205,891        0        0            315,000             $7,446
  Chief Executive Officer     2000    130,459        0        0             70,000              3,914
  and President               1999         --       --       --                 --                 --

Charles R. Klasson, Jr.(3)    2001    162,293  107,043        0             45,000              3,627
  President - CIVCO           2000    147,916   46,537        0             40,000              2,972
                              1999         --       --       --                 --                 --

Charles W. Philipp, Jr.       2001     86,667  142,439        0             50,000              1,625
  VP - Sales                  2000    106,968        0        0              4,000(4)               0
                              1999     98,415   44,708        0              5,000              2,577

Stephen P. Hall(5)            2001    142,823        0        0                  0                  0
  Former CFO and Acting       2000    107,215        0        0             60,000                  0
  President - IPS             1999         --       --       --                 --                 --

Frank P. Maguire(6)           2001    127,282        0        0             60,000              3,818
  Former Chief                2000         --       --       --                 --                 --
  Operations Officer          1999         --       --       --                 --                 --

Gregory A. Gould              2001    122,753        0        0             40,000              4,953
Chief Financial Officer       2000    105,658        0        0             15,000              3,170
                              1999     74,589   11,895        0             25,000              1,790

----------

(1)      Contributions to 401(k) Plan on behalf of the Named Executive Officers.

(2) Mr. Onody was elected Chief Executive Officer and President in June 2000. He joined the Company in July 1999 as Vice President -- Business Development.

(3) Colorado MEDtech acquired CIVCO on November 15, 1999. Figures include amounts paid by CIVCO from July 1, 1999 through November 15, 1999.

(4) Mr. Philipp rejoined the Company in October 2000 as Vice President of Sales. He served as Vice President of the BioMed Y2K, Inc. subsidiary of the Company and as Director and Vice President of New Business for the RELA division until May 2000. Options outstanding at such time expired in August 2000.

(5) Mr. Hall served as Chief Financial Officer from August 1999 to August 2000, and served as acting President of the IPS division from September 2000 to May 2001.

(6)      Mr. Maguire resigned as an executive officer of the Company on August
         1, 2001.

            The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended June 30, 2001 to each of the Named Executive Officers.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                              Number of      Percent of Total
                             Securities       Options/SARs        Exercise
                             Underlying        Granted to            or                              Grant Date
                            Options/SARs        Employees        Base Price                            Present
Name                         Granted (#)      in Fiscal Year       ($/Sh.)       Expiration Date     Value ($)(1)
----                        ------------     ----------------    ----------      ---------------     ------------
Stephen K. Onody                270,000(2)              24.3%       $7.56               8/24/10         $363,278

                                 45,000(3)               4.1         4.19                2/9/11           33,351

Charles R. Klasson, Jr.          15,000(4)               1.4         5.13              11/17/10           55,614

                                 30,000(3)               2.7         4.19                2/9/11           22,233

Charles W. Philipp, Jr.          50,000(5)               4.5         4.88              10/19/10          176,323

Stephen P. Hall                       0                   --           --                    --               --

Frank P. Maguire                 60,000(6)               5.4         7.94               11/1/01(7)       344,848

Gregory A. Gould                 20,000(6)               1.8         7.94               8/25/10          114,949

                                 20,000(3)               1.8         4.19                2/9/11           49,139

----------

(1) Discounted present value of the option grant calculated on the date of grant using the Black-Scholes option pricing model.

         The following assumptions were used in such model:

     - expected volatility of the common stock -- 84.4% (based upon the closing market price at the end of each month since October 1992);

     -   risk-free rate of return -- 5.60%;

     -   dividend yield -- 0%; and

     - time of exercise/average adjusted lives -- 3.5 years (assumes options will be exercised the day prior to scheduled expiration).

(2)      Options vest equally one-third each year commencing August 25, 2001.

(3)      Options vest equally one-third each year commencing February 10, 2002.

(4)      Options vest equally one-fourth each year commencing November 18, 2001.

(5)      Options vest equally one-fourth each year commencing October 20, 2001.

(6)      Options vest equally one-fourth each year commencing August 26, 2001.

(7) Mr. Maguire resigned as an executive officer of the Company on August 1, 2001. Options expire 30 days after termination of employment.

         The following table sets forth information concerning the number and value of options exercised during the fiscal year ended June 30, 2001 and the year-end value of unexercised options to purchase Common Stock of the Company for each Named Executive Officer.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES


                                                               Number of Securities              Value of Unexercised
                                                              Underlying Unexercised          In-the-Money Options/SARs
                                                            Options/SARs at FY-End (#)             At FY-End ($)(1)
                                                           -----------------------------     ----------------------------
                                Shares
                              Acquired on       Value
         Name                 Exercise (#)   Realized ($)  Exercisable     Unexercisable     Exercisable    Unexercisable
         ----                 ------------   ------------  -----------     -------------     -----------    -------------
Stephen K. Onody                      0               0       22,500           362,500           $  700          $700

Charles R. Klasson, Jr.               0               0       13,750            71,250              525           525

Charles W. Philipp, Jr.               0               0            0            50,000                0             0

Stephen P. Hall                   5,000          $2,050       17,500            42,500              350           350

Frank P. Maguire                      0               0            0            60,000                0             0

Gregory A. Gould                      0               0       15,750            75,250            4,650           350

----------

(1) Based upon the difference between the fair market value of Company Common Stock on June 29, 2001 and the exercise price. The fair market value of Company Common Stock at June 29, 2001 was $3.89 per share, the closing price of the Common Stock on such date.

DIRECTOR COMPENSATION

         Directors of the Company are reimbursed for out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as directors, non-employee directors periodically receive warrants to purchase common stock of the Company, which generally vest within a two-year period, subject to continued service on the Board, and have an exercise price equal to the fair market value of the common stock on the date of grant. All director warrants have a five-year term from their grant date. On August 25, 2000, the Company granted a warrant to Director John P. Jenkins to purchase 10,000 shares of the Company's common stock for $7.94 per share. The warrant is fully vested and expires in August 2005. On November 17, 2000, the Company granted each of John P. Jenkins, Ira P. Langenthal, Clifford W. Mezey, Robert L. Sullivan and John E. Wolfe a warrant to purchase 30,000 shares of the Company's common stock for $5.13 per share. Each such warrant is vested with respect to 15,000 shares underlying the warrant and each warrant expires in November 2005. On February 9, 2001, the Company granted a warrant to Anthony J. Dimun to purchase 21,250 shares of common stock for $4.19 per share. The warrant is vested with respect to 6,250 shares and expires in February 2006. In the aggregate, director warrants to purchase 391,250 shares of common stock are outstanding, and of such amount, warrants to purchase 15,000 shares expire in May 2002, warrants to purchase 60,000 shares expire in November 2002, warrants to purchase 120,000 expire in June 2003, warrants to purchase 15,000 shares expire in June 2004, warrants to purchase 10,000 shares expire in August 2005, warrants to purchase 150,000 shares expire in November 2005, and warrants to purchase 21,250 shares expire in February 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No Colorado MEDtech officers are members of the Compensation Committee. None of the directors who are Committee members are employees of Colorado MEDtech, have ever been employed by Colorado MEDtech or any of its subsidiaries, and have other reportable relationships with Colorado MEDtech.

         The Compensation Committee Report on Executive Compensation and the Stock Performance Graph which follows shall not be deemed to be soliciting material or to be filed with or incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such report or graph by reference.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report is submitted by the Compensation Committee of the Board of Directors:

         The Company's executive compensation is determined by the Compensation Committee, which is comprised of five non-employee members of the Board of Directors. Messrs. Mezey (Chairman), Sullivan, Jenkins, Langenthal and Dimun are members of the Compensation Committee.

         The Company's executive compensation program is based on the philosophy that compensation of executive officers should be directly and materially linked to the operating performance of the Company, to the interests of shareholders and to the competitive marketplace. In implementing this philosophy, the Company's policies integrate annual base compensation with cash bonuses and incentive stock option awards based upon the Company's overall performance. Consistent with this philosophy, the Company generally did not pay cash performance bonuses for the fiscal year ended June 30, 2001. However, bonuses were earned by CIVCO employees under an incentive compensation program which rewards all CIVCO employees for the financial performance of the CIVCO business and the Company paid bonuses to employees in the sales department. Annual cash compensation, together with incentive cash bonus compensation and grants of stock options, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

         In setting the compensation of Stephen K. Onody, the Company's Chief Executive Officer and President, the Compensation Committee considered salary surveys and publicly available information for other public companies of comparable size in our geographic region. Based upon such information, Mr. Onody's compensation was set near the median for comparable positions at comparable companies. The employment agreement with Mr. Onody provides for incentive compensation in the form of an annual bonus, calculated as a percentage of annual salary, and which is based on the overall profitability of the company. The agreement also provides for the issuance of options to purchase 270,000 shares of Colorado MEDtech stock, which vest over a three-year period at 90,000 shares per year, which are exercisable for ten years after the grant date. The Compensation Committee believes that this arrangement will provide assurance that Mr. Onody's personal financial interests and financial commitments are aligned with the interests of all shareholders.

         Compensation for executive officers is a combination of base salary, incentive bonus and stock option grants. With respect to Mr. Onody and the other executive officers, the Compensation Committee evaluates their compensation based on the level of job responsibility, the individual's level of performance and Company performance. The Committee also takes into consideration the value of the job in the marketplace. The Compensation Committee has not used compensation consultants but has relied on compensation surveys in comparable industries and publicly available information for other public companies of comparable size. A significant portion of executive officer compensation is comprised of incentive bonus and stock option grants. The size of incentive bonus for each executive is tied in part to each executive's performance and the extent to which the Company and each executive meet revenue and net income goals. To retain its highly skilled executive officers, the Compensation Committee expects to continue to emphasize incentive compensation and to set base salaries near the median for comparable companies.

      Members of the Compensation Committee
           Clifford W. Mezey, Chairman
           Robert L. Sullivan
           John P. Jenkins
           Ira M. Langenthal
           Anthony J. Dimun

STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return for the period June 30, 1996 to June 30, 2001 between the Company's common stock, the Russell 2000 Stock Index and a self-determined Peer Group Composite Index selected by the Company. Returns are based on a $100 investment on June 30, 1996 and are calculated assuming reinvestment of dividends during the period presented. The Company has not paid any dividends.

                        [PERFORMANCE GRAPH APPEARS HERE]

         DATE               CMED         RUSSELL 2000 INDEX    PEER GROUP COMPOSITE
         ----               ----         ------------------    --------------------
       06/30/96            100                  100                  100
       06/30/97            188.00               113.99               207.98
       06/30/98            272.00               131.54               149.24
       06/30/99            702.00               131.62               185.76
       06/30/00            202.00               148.75               403.66
       06/29/01            124.48               147.47               245.64

         The members of the self-selected peer group are: Analogic Corporation, ACT Manufacturing, Inc., Benchmark Electronics, Inc., Plexus Corporation, Sparton Corporation and Zevex International, Inc. In selecting a peer group, the Company sought similar-sized companies in the medical device industry with a mix of outsourcing services and proprietary products. While Colorado MEDtech is primarily a medical device outsourcing company, a significant portion of its business is the manufacture of proprietary medical products, principally MRI accessories. Certain of the Peer Group Composite companies produce competing medical products and others provide similar outsourcing or contract manufacturing services. The shares of all the members of the peer group are traded either on the Nasdaq National Market or the New York Stock Exchange.

         The returns of each component issuer of the Peer Group Composite index are weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated. The Peer Group Composite from our 2000 proxy statement consisted of all of the companies in the group listed above plus Del Global Technologies, Inc. We have not included Del Global Technologies, Inc. in our peer group for 2001 because its stock is no longer traded on the Nasdaq National Market and is now traded over-the-counter. Continuing to include Del Global Technologies, Inc. in the peer group for prior years is immaterial to the presentation of the return of the peer group as a whole.

         The Russell 2000 Stock Index is an index of U.S. small company stocks. To construct the Russell 2000 index, the Frank Russell Company first constructs the Russell 3000 index by selecting the 3,000 largest companies headquartered in the United States. The 1,000 largest stocks become the Russell 1000 and the remaining stocks become the Russell 2000 index.

AUDIT COMMITTEE

         The Audit Committee of the Board of Directors oversees and monitors the participation of Colorado MEDtech's management and independent auditors throughout the financial reporting process. No member of the Audit Committee is employed or has any other material relationship with Colorado MEDtech. The members are "independent" as defined in Rule 4200(a)(15) of the NASD listing standards for the Nasdaq Stock Market. The Colorado MEDtech Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter appears as Appendix A to this proxy statement. In connection with its function to oversee and monitor the financial reporting process of Colorado MEDtech, the Audit Committee has submitted an Audit Committee Report to the Board of Directors. The Audit Committee Report and the Audit Committee Charter attached as Appendix A to this proxy statement shall not be deemed to be soliciting material or to be filed with or incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such report or charter by reference.

         REPORT OF AUDIT COMMITTEE

         October 9, 2001

         To the Board of Directors of Colorado MEDtech, Inc.:

         We have reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001 with Colorado MEDtech management.

         We have discussed with Arthur Andersen LLP ("Arthur Andersen"), Colorado MEDtech's independent auditors, those matters which are required to be discussed by SAS 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosure and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and have discussed with Arthur Andersen its independence.

         We have also considered the provision by Arthur Andersen of certain non-audit services, and believe that the provision of such services is compatible with the maintenance of Arthur Andersen's independence.

         Based upon the foregoing, we recommend to the board of directors that the audited financial statements be included in Colorado MEDtech's annual report on Form 10-K for the fiscal year ended June 30, 2001.

         Members of the Audit Committee:
                  Robert L. Sullivan, Chairman
                  Clifford P. Mezey
                  John E. Wolfe
                  Anthony J. Dimun

AUDIT FEES

         During the fiscal year ended June 30, 2001, Arthur Andersen provided audit and other services to Colorado MEDtech. The following table sets forth the aggregate fees billed to us by Arthur Andersen for services rendered in connection with the fiscal year ended June 30, 2001:

                  Type of Fees                                 Amount
                  ------------                                --------
                  Audit fees                                  $ 65,000
                  Financial information systems
                    design and implementation fees                   0
                  All other fees                                46,000
                                                              --------
                           Total                              $111,000

         The amount for audit fees includes, without duplication, (a) fees for the audit of Colorado MEDtech's consolidated financials statements for the year ended June 30, 2001, (b) reviews of the unaudited quarterly consolidated financial statements appearing in Colorado MEDtech's Form 10-Q for each of the first three quarters of the fiscal year ending June 30, 2001, and (c) the estimated out-of-pocket costs Arthur Andersen incurred in such audits and reviews. Colorado MEDtech reimburses Arthur Andersen for such out-of-pocket costs.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In June 2000, the Company entered into an employment agreement with Stephen K. Onody, Chief Executive Officer of the Company, which has a three-year term. As of July 1, 2001, Mr. Onody's annual compensation under the agreement is $200,000. The agreement also provides for incentive compensation in the form of an annual bonus, calculated as a percentage of annual salary, which is based on the overall profitability of the Company. In connection with and as a condition of the employment agreement, Mr. Onody executed a non-competition agreement in which he agreed not to engage in competitive activities for a period of two years after his employment with the Company is terminated, whether voluntarily or involuntarily. Pursuant to the agreement, the Company granted to Mr. Onody incentive and non-statutory stock options to purchase 270,000 shares of the Company's common stock at a price of $7.56 per share, which options vest in three equal annual installments of 90,000 shares which began in August 2001, subject to his continued employment. The options expire in August 2010. Upon the occurrence of the following events, Mr. Onody may terminate his employment for "good reason" and his unvested options will immediately vest in full: (i) a bankruptcy or liquidation of the Company, (ii) a sale of substantially all the assets of the Company, (iii) if (a) Mr. Onody elects to remain employed after a change in control of the Company as defined in the agreement and (b) thereafter, during the term of employment or 12 months from the change in control, whichever is longer, his employment is terminated without cause, he is demoted from his position, his duties are diminished, he is required to materially increase his travel, he is relocated or his compensation or benefits are materially reduced or (iv) within 90 days of a change in control of the Company (if clause (iii) is not applicable).

         Upon a termination of Mr. Onody's employment by the Company other than for cause as defined in the agreement within the first 12 months of the term of employment, the Company will continue to pay his salary through the 24th month of what would otherwise have been the term of employment and provide for immediate vesting of the pro-rated portion of options for the portion of the year worked. If the Company terminates Mr. Onody's employment other than for cause after the first 12 months of the employment term and prior to the end of the employment term, the Company will pay Mr. Onody his salary for an additional 12 months and, if the termination occurs within the term of employment, provide for immediate vesting of the pro-rated portion of options for the portion of the year worked. If Mr. Onody terminates his employment for "good reason" as defined by clause (iii) in the preceding paragraph, the Company will pay him the greater of his salary for 12 months or the continuation of his salary for the number of months remaining in the term of employment, reimburse outplacement services for 12 months and reimburse legal fees in connection with enforcement of the agreement. If Mr. Onody terminates his employment for "good reason" as defined by clause (iv) in the preceding paragraph, the Company will pay him his salary for 12 months, reimburse outplacement services for 12 months and reimburse his legal fees in connection with enforcement of the agreement.

         The Company has entered into a severance agreement with Mr. Gould, the Chief Financial Officer of the Company. Pursuant to such agreement, if the Company terminates his employment within twelve months of a change in control of the Company as defined in the agreement other than for cause as defined in the agreement, or if he terminates his employment for "good reason," the Company will pay him an amount equal to his monthly salary in effect at the time of termination multiplied by 12. The agreement provides that he may terminate his employment for "good reason" upon the following events: (i) the sale by the Company of substantially all of its assets; or (ii) if (a) such executive elects to remain employed after a change in control of the Company and (b) thereafter, during the 12 months after the change in control, he is demoted from his position, his duties are diminished, his travel obligations materially increase, he is relocated or his compensation or benefits are materially reduced.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In January 2001, the Board of Directors approved a program to loan to officers of the Company up to $1,000,000, in the aggregate, to purchase common stock of the Company from persons other than the Company. Pursuant to such program, the Company loaned the following amounts to the following Named Executive Officers: Stephen K. Onody - $250,000, Charles R. Klasson, Jr. - $150,000, Charles W. Philipp, Jr. - $74,999, Frank P. Maguire - $149,998,
Gregory A. Gould - $150,000. The loans are full recourse and bear interest at the prime rate of interest plus one-half of one percent, adjusted on January 2 each year, and are secured by the stock purchased with the loan proceeds. Interest is payable annually on the anniversary date of each note. All principal and remaining accrued interest is due five years from the date of the respective note or ninety days after termination of employment, whichever first occurs. The full principal amount of each loan is currently outstanding.

                   PROPOSAL 2 - 2001 LONG-TERM INCENTIVE PLAN

         On August 24, 2001, the Company's Board adopted the Colorado MEDtech 2001 Long-Term Incentive Plan (the "Incentive Plan") and recommended that the shareholders of the Company approve the Incentive Plan. At the Annual Meeting, Colorado MEDtech's shareholders will be asked to approve the Incentive Plan. The Incentive Plan is attached to this Proxy Statement as Appendix B. Approval by the Colorado MEDtech shareholders of the Incentive Plan is sought in order to meet the shareholder approval requirements of (i) the Nasdaq Stock Market, (ii)
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which requires shareholder approval of any plan under which incentive stock options are issued, and (iii) Section 162 (m) of the Code, so that the Company may maintain a federal income tax deduction for granting so-called "performance based compensation" to certain individuals pursuant to the terms of the Incentive Plan. The Incentive Plan is currently administered by the Board, but the Incentive Plan provides that it may be administered by a committee designated by the Board. For the discussion in this section, this committee, or the Board when administering the Incentive Plan, will be referred to as the "Committee."

REASONS FOR APPROVING THE INCENTIVE PLAN

         The Board believes that approval of the Incentive Plan is advisable in order to (i) retain and attract qualified personnel, (ii) provide a more flexible means of rewarding the Company's personnel based on performance, (iii) more closely align employees' long-term financial interests with those of shareholders and (iv) address the upcoming termination of the Colorado MEDtech, Inc. Stock Option Plan (the "Existing Plan").

         RETAIN AND ATTRACT QUALIFIED PERSONNEL. One reason for approving the Incentive Plan is to retain and motivate the Company's employees. The Company's management believes that grants to new and existing employees are an important tool, enhancing our ability to recruit and keep employees and to pursue our growth strategy. The Board of Directors has determined that the Company's ability to retain and attract qualified personnel would be best served by authorizing the issuance of long-term incentives, including stock options, and has therefore approved the Incentive Plan and directed that the Incentive Plan be submitted to the shareholders for approval. Our failure to attract and retain new employees or to sufficiently compensate existing employees could create a situation in which Colorado MEDtech is unable to employ an adequate number of skilled personnel and could have a material adverse effect on our operations.

         FLEXIBILITY IN AWARDS GRANTED. The Incentive Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, performance grants and other types of awards consistent with the purposes of the Incentive Plan. The variety of awards that may be granted under the Incentive Plan provides the Board with flexibility in establishing awards. For example, the Incentive Plan authorizes the Committee, if it so elects, to establish certain individual or department performance objectives that must be achieved as a condition to the exercise of options or the termination of restrictions with respect to restricted stock. The Committee could decide to tie a sales person's option vesting schedule to achieving certain sales goals. The Committee could grant restricted stock to the head of a division and may decide to terminate the restrictions under the award if that division met certain revenue targets. While the Committee may decide in its discretion not to structure awards in this manner, the flexibility of the Incentive Plan would permit the Committee to make a decision to reward participants with more narrowly tailored compensation goals.

         ALIGN THE INTERESTS OF KEY EMPLOYEES WITH THE INTERESTS OF SHAREHOLDERS. Another reason for adopting the Incentive Plan is to more closely align key employees' long-term financial interests with those of shareholders. The Board or Committee, by granting awards that are tied to the Company's stock price or another performance based measurement, reinforces an achievement-oriented culture and strategy and rewards employees for reaching certain goals or increasing the Company's stock price over time.

         TERMINATION OF EXISTING PLAN. The Company currently has the Existing Plan in place for grants of stock options to employees and non-employee directors. As of October 2, 2001, of the total of 4,500,000 shares authorized for issuance under the Existing Plan, approximately 813,710 shares remained available for future grants of options under the Existing Plan. However, the Existing Plan will terminate by its terms on June 25, 2002. The Company may not grant options under the Existing Plan after such date and the Company does not have another incentive or stock option plan in place to replace it. Therefore, the Board is seeking shareholder approval of the new Incentive Plan. The Incentive Plan reserves a maximum of 1,000,000 shares of Colorado MEDtech Common Stock for awards, subject to certain adjustments. Based upon the current size of the organization, the Board believes the number of shares available for grant under the Incentive Plan will be sufficient to fund the Incentive Plan for approximately two years.

GENERAL TERMS OF THE INCENTIVE PLAN

         PURPOSE. The purpose of the Incentive Plan is to advance the interests of Colorado MEDtech and its shareholders by providing incentives to certain eligible persons who contribute significantly to the strategic and long-term performance objectives and growth of Colorado MEDtech.

         TYPES OF AWARDS. The Incentive Plan provides for several types of awards. Awards include grants of stock options, stock appreciation rights, restricted stock, performance grants and other awards deemed by the Committee to be consistent with the purposes of the Incentive Plan. As of October 16, 2001, no stock options or other awards had been granted under the Incentive Plan.

         ELIGIBLE PERSONS. Key individuals employed by, or performing services for, Colorado MEDtech are eligible to receive awards. A person who is eligible to receive an award may be a nonemployee director or some other person who is not employed by Colorado MEDtech.

         ADMINISTRATION. The Incentive Plan is currently administered by the Board, but the Incentive Plan provides that it may be administered by a committee designated by the Board. This committee, or the Board when administering the Incentive Plan, will be referred to as the "Committee." Generally, the Committee will administer the Incentive Plan, although in certain other instances other persons may administer the Incentive Plan. The Incentive Plan requires that the membership of a committee designated by the Board consist of "nonemployee directors" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act and "outside directors" as defined under Section 162(m) of the Code. Eligible persons entitled to receive awards include members of the Committee.

         The Committee determines the eligible persons and the type, size and terms of awards. The Committee may also modify the terms of any award that has been granted, determine the time when awards will be granted, establish performance objectives and prescribe the form of agreement used to grant awards under the Incentive Plan. In addition, the Committee can interpret the Incentive Plan and any award and make all other determinations deemed necessary or desirable for the administration of the Incentive Plan.

         NUMBER OF SHARES SUBJECT TO THE INCENTIVE PLAN. The Incentive Plan reserves a maximum of 1,000,000 shares of Colorado MEDtech common stock for awards, subject to certain adjustments. Shares of

Colorado MEDtech common stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination of the three. If any shares of Colorado MEDtech common stock issued as restricted stock under the Incentive Plan are reacquired by Colorado MEDtech pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the Colorado MEDtech common stock that would otherwise have been issuable pursuant to such award will be available for issuance under new awards. The closing price of a share of Colorado MEDtech, Inc. common stock on October 2, 2001 was $2.04.

         ANNUAL LIMIT ON AWARDS TO AN INDIVIDUAL. Subject to certain adjustments, no person may receive awards for more than 250,000 shares of Colorado MEDtech common stock in any one fiscal year.

         LIMITATIONS ON TRANSFERS OF AWARDS. Generally, the Incentive Plan permits the Committee to authorize transfers to certain family members. Tax qualified incentive stock options, however, are transferable only by will or the laws of descent and distribution.

DESCRIPTION OF AWARDS UNDER THE INCENTIVE PLAN

         STOCK OPTIONS. An award of a stock option is the right to purchase a specified number of shares of Colorado MEDtech common stock at a specified exercise price, both of which the Committee determines. The Committee can choose whether or not the grant of a stock option requires the recipient to pay a purchase price at the time of grant. The Committee also determines when and how a stock option becomes exercisable. The term of a stock option, however, cannot exceed ten years. A stock option may be either a nonqualified or a tax qualified incentive stock option.

         The Committee may grant nonqualified stock options to any eligible person under the Incentive Plan. The exercise price for nonqualified stock options may be at any price the Committee determines.

         The Committee may grant tax qualified incentive stock options only to employees of Colorado MEDtech. The exercise price of an incentive stock option may not be less than the fair market value of the underlying shares of Colorado MEDtech common stock on the date of grant. The maximum aggregate fair market value of shares of Colorado MEDtech common stock (determined as of the respective dates of grant) with respect to which incentive stock options are first exercisable by any one employee of Colorado MEDtech in any calendar year cannot exceed $100,000. If the Committee grants an incentive stock option to an employee who owns more than 10% of the voting power of all classes of the stock of Colorado MEDtech or any parent or subsidiary of Colorado MEDtech, the option cannot have an exercise price lower than 110% of fair market value on the date of the grant or a term longer than five years. An incentive stock option may only be granted within 10 years of the adoption of the Incentive Plan. In addition, the recipient of an incentive stock option cannot exercise the option beyond the time the Code allows for the favorable tax treatment of incentive stock options.

         Payment of the exercise price of a stock option must be made in such form as the Committee determines in its discretion. If the Committee allows payment to be made with shares of Colorado MEDtech common stock, such shares are valued at their fair market value on the day of exercise and shall have been held by the option holder for a period of at least six months.

         The Committee may grant stock options in conjunction with any other award, except that employees receiving incentive stock options can have an associated award only to the extent that the associated award does not disqualify the incentive stock option's status under the Code. When the Committee awards a stock option in conjunction with an associated award, the number of shares of Colorado MEDtech common stock subject to the stock option may be reduced on an appropriate basis to the extent that the associated award is exercised, paid to or otherwise received by the recipient, as determined by the Committee.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights are rights to receive (without payment to Colorado MEDtech) cash, shares of Colorado MEDtech common stock, other property or any combination of the three based on the increase in the value of the shares of Colorado MEDtech common stock specified in the award. A stock appreciation right that is related to another award is exercisable only to the extent that the other award is exercisable and then only during such period or periods as the Committee determines. In addition, a stock appreciation right that is associated with a stock option is exercisable only when the fair market value of a share of Colorado MEDtech common stock exceeds the exercise price per share of the associated stock option. If a stock appreciation right's associated award is an incentive stock option, the exercise of the stock appreciation right is limited to those instances where its exercise would not disqualify the associated stock option's status as an incentive stock option under the Code. When the Committee awards a stock appreciation right in conjunction with an associated award, the number of shares of Colorado MEDtech common stock subject to the stock appreciation right may be reduced on an appropriate basis to the extent that the associated award is exercised, paid to or otherwise received by the recipient, as determined by the Committee.

         Upon the exercise of a stock appreciation right, the holder receives, at the election of the Committee, cash, shares of Colorado MEDtech common stock, other consideration or any combination of the three equal in value to (or in the discretion of the Committee, less than) the excess of the fair market value of the shares of Colorado MEDtech Common Stock subject to such exercise over the exercise price for such shares as specified in the stock appreciation right.

         RESTRICTED STOCK. An award of restricted stock is an award of a number of shares of Colorado MEDtech common stock that are subject to certain restrictions (e.g., such stock shall be issued but not delivered to the recipient and, generally, shall be forfeited if the recipient's employment or performance of services for Colorado MEDtech terminates). Such restrictions exist for a certain restricted period and in accordance with such terms as the Committee specifies. Prior to the expiration of the restricted period and the satisfaction of any applicable terms, a recipient who has received restricted stock has the rights of ownership of the shares of Colorado MEDtech Common Stock subject to such award, including the right to vote and to receive dividends.

         PERFORMANCE GRANTS. At the time an award of a performance grant is made, the Committee establishes performance objectives during a specified award period. The final value, if any, of a performance grant is determined by the degree to which the performance objectives have been achieved during the award period, subject to adjustments that the Committee may approve based on relevant factors. Performance objectives may be based on the performance of the recipient, Colorado MEDtech, one or more of its subsidiaries or one or more of their divisions or units, or any combination thereof, as the Committee determines. The Committee may, in its discretion, make adjustments in the computation of any performance measure. The maximum value of a performance grant as established by the Committee may be a fixed amount, an amount that varies from time to time based on the value of the shares of Colorado MEDtech Common Stock, or an amount that is determined from other criteria the Committee specifies. Performance grants may have different classes or series, having different names, terms and conditions.

         The Committee may grant awards of performance grants in conjunction with other awards. If awarded in conjunction with another award, the number of performance grants may be reduced on an appropriate basis to the extent that the associated award is exercised by, paid to, or otherwise received by, the recipient, as determined by the Committee.

         The Committee will generally determine the value of an award of a performance grant as promptly as practicable after the end of the award period or upon the earlier termination of the recipient's employment or performance of services. The Committee may, however, determine the value of the performance grant and pay it out at any time during the award period. If the performance grant does not have an associated award, the holder of the performance grant will be paid the final value. If the performance grant has value and has an associated award, however, the Committee will determine whether to cancel the performance grant and permit the recipient to retain the associated award, to cancel the associated award and pay out the value of the performance grant or to pay out the value of only a portion of the performance grant and to cancel the associated award as to an appropriate portion thereof.

         PAYMENT OF AWARDS BY THE COMPANY. Payment of an award, such as a performance grant, may be made in cash, shares of Colorado MEDtech common stock or other consideration (for example, other Colorado MEDtech securities or property of Colorado MEDtech) or a combination of the three, and in accordance with terms the Committee sets. The Committee may also permit any payments under an award to be deferred until a later date upon such terms as the Committee provides.

ADDITIONAL INFORMATION

         ADJUSTMENTS IN SHARES OF SHARES OF COLORADO MEDTECH COMMON STOCK. Under the Incentive Plan, if any change in the outstanding shares of Colorado MEDtech common stock occurs by reason of a stock split or stock dividend, outstanding awards and the number of shares of Colorado MEDtech common stock available for awards will be automatically adjusted unless the Committee directs otherwise. If an extraordinary or unusual event occurs (e.g., a recapitalization or merger), the Committee may terminate all outstanding awards or make an equitable adjustment in the terms of any outstanding award and the number of shares available for awards. In particular, the Committee has the discretion with respect to any particular grant to provide that the vesting of the options may be accelerated in the event of a merger or other extraordinary event.

         AMENDMENTS TO AWARDS. The Committee may amend or modify any outstanding award in any manner (including, but not limited to, acceleration of the date of exercise of or payments under any award) if the Committee could grant such amended or modified award under the terms of the Incentive Plan at the time of such amendment or modification. Only in certain circumstances, however, may the Committee amend or modify an outstanding award in a material manner that adversely affects the holder of the affected award without the holder's written consent.

         SUBSTITUTION OF AWARDS. The Committee may permit holders of awards to surrender outstanding awards in order to exercise or realize the rights under other awards. In addition, the Committee may allow or require holders of awards to exchange such outstanding awards for the grant of new awards.

         SIGNIFICANT CORPORATE EVENTS. In the event of the proposed dissolution or liquidation of Colorado MEDtech, all outstanding awards terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

         RIGHTS TO CONTINUE AS EMPLOYEE OR SERVICE PROVIDER. Neither the Incentive Plan nor any award confers on any individual any right to continue in the employ of, or provide services to, Colorado MEDtech.

         EFFECTIVENESS OF RIGHTS AS SHAREHOLDERS. A recipient of an award has no rights as a shareholder with respect to the shares of Colorado MEDtech common stock issuable pursuant to the award until the date of issuance of the stock certificate for such shares.

         FINANCING. If the Committee deems it advisable, Colorado MEDtech may assist recipients of awards with financing from Colorado MEDtech or a third party so as to permit the payment of taxes with respect to an award or to enable the recipient to acquire, exercise or realize the rights of an award. Such assistance may take any form as the Committee considers appropriate.

         DEFERRALS. The Committee may grant an award in conjunction with the deferral of a recipient's compensation. The Committee may provide that any such deferred compensation be forfeited to Colorado MEDtech under certain circumstances, subject to an increase or decrease in value based upon specified performance measures or credited with income equivalents until the date or dates of payment of the award.

         ALTERNATIVE PAYMENTS FOR TAX WITHHOLDING. The Committee may permit a recipient of an award to elect to pay taxes required to be withheld with respect to an award in any appropriate manner (including, without limitation, by the surrender to Colorado MEDtech of shares of Colorado MEDtech common stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award).

         TERMINATION. The Incentive Plan terminates on the earlier of August 24, 2011 or such time as the Board adopts a resolution terminating the Incentive Plan. The Board may extended the Incentive Plan for up to an additional five years for the grant of awards other than incentive stock options.

         AMENDMENTS TO THE INCENTIVE PLAN. The Board may amend the Incentive Plan at any time. No amendment shall adversely affect in a material manner any right of any recipient of an award without such recipient's written consent unless the Committee determines that certain events may have a substantial effect on the performance of Colorado MEDtech under the Incentive Plan.

         REGISTRATION OF SHARES OF COLORADO MEDTECH COMMON STOCK UNDER THE INCENTIVE PLAN. Colorado MEDtech intends to register the issuance of the shares of Colorado MEDtech common stock under the Incentive Plan with the SEC.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the principal current federal income tax consequences of transactions under the Incentive Plan. It does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.

         INCENTIVE STOCK OPTIONS. No taxable income is realized by the recipient upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the recipient. If no disposition of shares issued to a recipient pursuant to the exercise of an incentive stock option is made by the recipient within two years from the date of grant or within one year after the transfer of such shares to the recipient, then upon sale of such shares, any amount realized in excess of or less than the exercise price will be taxed to the recipient as long-term capital gain or loss and no deduction will be allowed to Colorado MEDtech for federal income tax purposes.

         If the shares of Colorado MEDtech common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the recipient will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms-length sale of such shares) over the exercise price, and Colorado MEDtech will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by Colorado MEDtech. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Colorado MEDtech common stock.

         If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of a recipient.

         NONQUALIFIED STOCK OPTIONS. With respect to nonqualified stock options granted under the Incentive Plan, no income is realized by the recipient at the time the options are granted. Generally, at exercise, ordinary income is realized by the recipient in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and Colorado MEDtech receives a tax deduction for the same amount, and at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

         STOCK APPRECIATION RIGHTS. The grant of a stock appreciation right does not result in income for the grantee or in a deduction for Colorado MEDtech. Upon the exercise of a stock appreciation right, the grantee generally recognizes ordinary income and Colorado MEDtech is entitled to a deduction equal to the positive difference between the fair market values of the shares subject to the stock appreciation right on the date of grant and the date of exercise. If a Stock Appreciation Right is subject to a maximum award, the holder of the award will be subject to tax at the time the maximum award has been earned, whether or not it has been exercised (so long as it is exercisable at that time).

         RESTRICTED STOCK. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. Colorado MEDtech is entitled to a corresponding tax deduction for the amount of ordinary income recognized by the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), less any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the ordinary income previously recognized. Upon the sale of the shares after the forfeiture period has expired, the appreciation or depreciation since the shares became transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued, taking into account the ordinary income previously recognized) will be treated as long-term or short-term capital gain or loss. The holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon the earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b)).

         PERFORMANCE AWARDS. The recipient of a performance award will generally be subject to tax at ordinary income rates on any cash received and the fair market value of any shares of Colorado MEDtech

Common Stock issued under the award, and Colorado MEDtech will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Any cash received under a performance award will be included in income at the time of receipt. The fair market value of any shares of Colorado MEDtech Common Stock received will also generally be included in income (and a corresponding deduction will generally be available to Colorado MEDtech) at the time of receipt. The capital gain or loss holding period for any shares of Colorado MEDtech Common Stock distributed under a performance award will begin when the recipient recognizes ordinary income with respect to that distribution.

PLAN BENEFITS

         As of the date of this proxy statement, no awards have been made under the Incentive Plan. Because of the flexibility that the Incentive Plan provides, the allocation of awards under the Incentive Plan is not currently determinable since such allocation is dependent upon future decisions to be made by the Committee in its sole discretion, subject to the provisions of the Incentive Plan. Accordingly, it is not possible to determine the amounts of benefits that will be received under the Incentive Plan by any particular award recipients.

OUTSTANDING OPTIONS

         To date, no awards have been granted under the Incentive Plan.

RECOMMENDATION AND VOTE

         The Board of Directors believes the Incentive Plan is in the best interests of Colorado MEDtech and its shareholders because the Incentive Plan will enable Colorado MEDtech to attract and retain highly qualified personnel and reinforce their focus on shareholder value.

         The Incentive Plan will be approved for purposes of Colorado law, the rules of the Nasdaq Stock Market and Section 422 of the Code if the votes cast in favor of the Incentive Plan exceed the votes cast opposing the Incentive Plan.

         If the Incentive Plan does not receive the affirmative vote of holders of a majority of the Company's Common Stock present and entitled to vote at the Annual Meeting, then the Company's federal income tax deduction for compensation in excess of $1 million paid to any individual during any year would be limited. In that case, if an award made to an individual pursuant to the Incentive Plan, when combined with such individual's other compensation from the Company, exceeded $1 million in any year, the Company would not be permitted to deduct any compensation for such individual (including the award under the Incentive
Plan) above $1 million. If the Incentive Plan is approved by the affirmative vote of holders of a majority of the Company's Common Stock present and entitled to vote, then the Company's deduction for "performance based compensation" awarded under the Incentive Plan would not be so limited, whether or not such compensation was awarded to an individual whose compensation would have otherwise exceeded $1 million for the year. In determining whether the Incentive Plan receives this approval for maintaining this federal income tax deduction under the Code, abstentions will be counted and have the same effect as a vote against the Incentive Plan and broker non-votes will not be considered as present and entitled to vote and therefore will have no effect on the vote on the Incentive Plan.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN.

                              SHAREHOLDER PROPOSALS

         Shareholders of record may submit proposals for inclusion in the Company's proxy statement for the Company's 2002 annual meeting if such proposals are received by the Secretary of the Company no later than July 3, 2002. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.

         In addition, under the Company's bylaws, shareholders of record may present proposals at the Company's annual meeting (including proposals for election of directors), provided that such proposals and certain other information summarized below are delivered to the Secretary of the Company at our principal executive office, 6175 Longbow Drive Boulder, CO 80301. Subject to exceptions provided in the bylaws, such proposals and information must be received not later than the close of business on the 105th calendar day, and not earlier than the close of business on the 120th calendar day, before the one year anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders. In order to be properly brought before the 2002 annual meeting, such proposals and information must be received between June 19, 2002 and July 5, 2002, inclusive, unless one of the exceptions in the bylaws applies. Shareholders seeking to present proposals at the Company's annual meeting must also comply with any applicable rules of the Securities and Exchange Commission.

         Shareholders wishing to present proposals at the Company's annual meeting must provide the following information in writing to the Secretary of the Company: (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the applicable regulations adopted by the Securities and Exchange Commission, including such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the shareholder proposes to bring before the meeting, (i) a description of the business desired to be brought before the meeting, (ii) the text of any resolution proposed to be adopted at the meeting, (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) the name and address of such shareholder, as they appear on the Company's books, and of any such beneficial owner, and the class and number of shares of the Company which are owned beneficially and of record by such shareholder and any such beneficial owner.

         Under rules of the Securities and Exchange Commission, proxies solicited by the Board of Directors in connection with the 2002 annual meeting may confer discretionary voting authority on any such shareholder proposals, unless such proposals are submitted to the Company's Secretary within the time periods described above.


                                  OTHER MATTERS

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         The Company's independent public accountants for the fiscal years 1999, 2000 and 2001 are Arthur Andersen. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The Annual Report to Shareholders of the Company for the fiscal year ended June 30, 2001, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED JUNE 30, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO PETER J. JENSEN, SECRETARY, 6175 LONGBOW DRIVE, BOULDER, COLORADO 80301. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                                                                      APPENDIX A

                             COLORADO MEDTECH, INC.

                             AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

A soundly conceived, effective audit committee is essential to perform the function of monitoring on behalf of the Board of Directors the adequacy and effectiveness of the audit functions, control systems, financial accounting and reporting, and adherence to applicable requirements. It shall be the policy of the audit committee to work closely with the Board of Directors, executive management, and the independent auditor, to develop and maintain an audit committee function approved by and acceptable to all.

While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

ORGANIZATION

MEMBERS Audit committee members shall be selected by the Board of Directors, and the committee shall be composed of at least three directors each of which shall be considered independent of the Company. A director is precluded from the audit committee if the director is:

     (a) currently employed by the Company or any of its affiliates, or was so employed in the past three years;

     (b) a member of the immediate family of a person who is, or has been in any of the past three years, an executive officer of the Company or any of its affiliates;

     (c) an executive of another business organization where any of the Company's executives serve on the organization's compensation committee;

     (d) a partner, controlling shareholder, or executive officer of a business organization that has a business relationship with the Company; or

     (e) an individual who has a direct business relationship with the Company, other than accepting compensation from the Company or any of its affiliates for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

However, in exceptional and limited circumstances, the Board of Directors may determine to make exception for one non-independent member of the audit committee who is not subject to clauses (a) or (b) above, if in the board's judgment that individual's inclusion on the committee is in the best interests of the Company. In such a case, the board's decision must be disclosed in the next annual proxy statement subsequent to such determination as to the nature of the relationship and the reasons for such determination.

Each member of the committee shall have the ability to read and understand financial statements, including the Company's balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment or experience in finance or accounting. The Board of Directors shall also designate a chairman of the Committee.

TERM OF OFFICE. Audit committee members shall serve for one year or until successors are duly appointed and qualified.

MEETINGS. The audit committee shall meet at least four times per year, with special meetings called as necessary. A meeting prior to the Company's year-end shall be held with the independent auditors and with management to discuss the scope and objectives of the external examination. A post-audit meeting shall be conducted prior to issuance of the auditor's report, with the same parties in attendance.

Members of the audit committee are to be present at all meetings. As necessary or desirable, the chairman shall request that members and representatives of the independent accountants be present at the meetings of the committee.

MINUTES. Minutes shall be prepared for all meetings of the audit committee to document the committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all committee members to ensure an accurate final record, and shall be approved at the next meeting of the committee occurring during a Board of Directors meeting.

ROLES

Within the context of the audit committee's Statement of Policy, the primary roles of the committee shall be:

o Assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting, internal accounting controls, and compliance with all related laws and regulations.

o A focal point for communications among non-committee directors, the Company's management, and the independent accountants.

o An agent for the Board of Directors to help ensure the independence of the Company's independent accountants.

DELINEATION OF RESPONSIBILITIES

In fulfilling stated roles within the framework of the audit committee's Statement of Policy, specific responsibilities are to be assumed by the committee.

A. INDEPENDENT PUBLIC ACCOUNTANTS

1. Review annually the qualifications and fees of the independent public accountants recommended by management. It is the audit committee's sole responsibility to make the definitive recommendation to the Board of Directors for its final approval of the selection and retention or replacement of the independent public accountants ("independent auditors") for the annual audit, giving consideration to independence, effectiveness, and cost.

2. Review with the independent auditors their audit plans and scope for the coming year and any non-audit services performed or planned. The auditors' fees are to be arranged with management and annually summarized for the committee's review. The audit committee's review should entail an understanding from the independent auditors of the factors considered by the accountant in determining audit scope.

3. Review the extent of non-audit services provided by the independent auditors in relation to the objectivity needed in the audit.

4. Review with the independent auditors, upon completion of their audit, the financial results of the year. The review should encompass:

     o    The Company's consolidated financial statements.

     o Significant transactions not a normal part of the company's operations.

     o Changes, if any, during the year in the Company's accounting principles or their application.

5. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data, and information. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

6. Discuss with the independent auditors any relevant recommendations which the independent auditors may have. Topics to be considered during this discussion include improving internal accounting controls, the selection of accounting principles, and management reporting systems.

7. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.

B. ACCOUNTING AND REPORTING

1. Review with management the adequacy of the Company's systems of internal accounting control to provide reasonable assurance that assets are safeguarded, prescribed policies and procedures are followed, and transactions are properly recorded and reported.

2. Review any significant disagreement among management and the internal accountants or independent auditors in connection with the execution of the annual audit or the preparation of the financial statements.

3. Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements. Review major changes in accounting policies, principles, or practices.

4. Review annually with the independent auditors, their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting ("the annual quality discussion").

5. Cause the independent auditors to review, in accordance with Statements of Auditing Standards No. 71, the Company's quarterly financial statements prior to filing with the SEC and discuss with management and the independent auditors the quarterly financial statements prior to filing.

6. Review and reassess this Charter at least annually.

C. LAWS AND REGULATIONS

1. Review with management, counsel and/or the independent auditors the effectiveness of the Company's general system for monitoring compliance with applicable laws which may have a significant financial impact on the Company.

REPORTING

During each meeting of the Board of Directors, as appropriate, the committee shall report significant matters to the Board.

OTHER

The Committee may perform any other activities consistent with this Charter, the Company's articles of incorporation and bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                             COLORADO MEDTECH, INC.

                          2001 LONG-TERM INCENTIVE PLAN

         SECTION 1. PURPOSE. The purpose of this Plan is to advance the interests of Colorado MEDtech, Inc. (the "Company") and its shareholders by providing incentives to certain Eligible Persons (as defined below) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

         SECTION 2. DEFINITIONS. The definitions applicable to this Plan are provided in Appendix A.

         SECTION 3. ADMINISTRATION. The Committee shall administer this Plan and shall have all the powers vested in it by the terms of this Plan, such powers to include without limitation exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size and terms of the Award to be made to each Eligible Person selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within the Committee's sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

         No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for his own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys' fees) incurred by a such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section.

         SECTION 4. PARTICIPATION. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

         SECTION 5. AWARDS UNDER THIS PLAN.

                  (a) TYPES OF AWARDS. Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Grants and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

                  (b) MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED. There may be issued under this Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 1,000,000 Common Shares, subject to adjustment as provided in Section 15. No Eligible Person may receive Awards under this Plan for more than 250,000 Common Shares in any one fiscal year of the Company, subject to adjustment as provided in Section 15. Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

                  (c) RIGHTS WITH RESPECT TO COMMON SHARES AND OTHER SECURITIES. Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant's rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is required to be issued based upon the date any Award was exercised. In all events, a Participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance to him of a stock certificate representing such shares.

         SECTION 6. STOCK OPTIONS. The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of the Company and who have Associated Awards only to the extent that such Associated Awards do not disqualify the Incentive Stock Option's status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

                  (a) The exercise price of a Stock Option may be less than, equal to, or greater than, the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to an employee of the Company, the exercise price shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, or if granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. In no event, however, will the exercise price per share of a Stock Option be less than the par value per share of a Common Share.

                  (b) The Committee shall determine the number of Common Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with an Associated Award, the number of Common Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

                  (c) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

                  (d) A Stock Option shall not be exercisable:

                           (i) in the case of any Incentive Stock Option granted
                  to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

                           (ii) unless payment in full is made for the shares
                  being acquired thereunder at the time of exercise as provided in subsection 6(i).

                  (e) The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code.

                  (f) In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code.

                  (g) It is the intent of the Company that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

                  (h) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

                  (i) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion; provided, however, that, unless the Committee determines otherwise, for purposes of making such payment in Common Shares, such shares shall be valued at their Fair Market Value on the day of exercise and shall have been held by the Participant for a period of at least six (6) months.

         SECTION 7. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

                  (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with an Associated Award, the number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

                  (b) The Award of Stock Appreciation Rights shall not be exercisable:

                           (i) unless the Associated Award, if any, is at the time exercisable;

                           (ii) if the Associated Award is a Stock Option and
                  the Fair Market Value per share of the Common Shares on the exercise date does not exceed the exercise price per share of such Stock Option; and

                           (iii) if the Associated Award is an Incentive Stock
                  Option and the exercise of the Award of Stock Appreciation Rights would disqualify the Incentive Stock Option as such under the Code.

                  (c) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

                  (d) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised an Associated Award (or any portion of such Associated Award) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award or the Associated Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

                  (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

         SECTION 8. RESTRICTED STOCK. The Committee may grant Awards of Restricted Stock either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

                  (a) The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

                  (b) Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the "RESTRICTED PERIOD"), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the Common Shares subject to such Award.

                  (c) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

                  (d) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

         SECTION 9. PERFORMANCE GRANTS. The Committee may grant Awards of Performance Grants either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Committee (the "ACTUAL VALUE"), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Section and this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Committee.

                  (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Associated Award. As determined by the Committee, the maximum value of each Performance Grant (the "MAXIMUM VALUE") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Common Shares, Other Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

                  (b) The award period ("AWARD PERIOD") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

                  (c) The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

                  (d) The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

                           (i) was not awarded in conjunction with an Associated
                  Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

                           (ii) was awarded in conjunction with an Associated
                  Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms,
                  (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

                  Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

                  (e) Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

         SECTION 10. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

                  (a) forfeited to the Company or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

                  (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

                  (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

         SECTION 11. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

         SECTION 12. TRANSFERABILITY OF AWARDS. A Participant's rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will, by the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by Participant or by such Permitted Transferee.

         SECTION 13. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THIS PLAN. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan. The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

         SECTION 14. TERMINATION OF A PARTICIPANT. For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

         SECTION 15. DILUTION AND OTHER ADJUSTMENTS. If any change in the outstanding Common Shares of the Company occurs by reason of any stock split of or stock dividend on the Common Shares, then, except as otherwise determined by the Committee, the terms of any outstanding Awards and the number of Common Shares available for Awards shall be equitably adjusted. If any change in the outstanding Common Shares occurs by reason of any split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all of its assets, distribution to shareholders (other than a stock dividend or a normal cash dividend on the Common Shares), or other extraordinary or unusual event (other than a stock split of the Common Stock as provided above), then the Committee may determine, in its discretion, to terminate all outstanding Awards immediately prior to the consummation of any such event, or make an equitable adjustment in the terms of any outstanding Award and/or the number of Common Shares available for Awards. Any such termination or adjustment made by the Committee shall be final, conclusive and binding for all purposes of the Plan. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company.

         SECTION 16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A Participant may name a beneficiary to receive any payment to which he may be entitled with respect to any Award under this Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a "BENEFICIARY"). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant's Beneficiary, such payment will be made to the legal representatives of the Participant's estate, and the term "BENEFICIARY" as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

         SECTION 17. FINANCIAL ASSISTANCE. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

         SECTION 18.  MISCELLANEOUS PROVISIONS.

                  (a) Any proceeds from Awards shall constitute general funds of the Company.

                  (b) Except as otherwise determined by the Committee, fractional shares may be delivered under an Award, or in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

                  (c) No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

                  (d) No Participant or other person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

                  (e) No Common Shares, Other Securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

                  (f) It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 and Section 162(m) with respect to Awards granted to executive officers of the Company, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void with respect to Awards granted to executive officers of the Company to the extent required to permit such Awards to comply with Rule 16b-3 and Section 162(m). It is also the intent of the Company that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of the Company to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

                  (g) The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

                  (h) The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant's Award.

                  (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any

         Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

                  (j) By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

                  (k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

                  (l) The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

                  (m) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

                  (n) If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

                  (o) The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

                  (p) For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

         SECTION 19. PLAN AMENDMENT OR SUSPENSION. The Board at any time, and from time to time, may amend or suspend the Plan. However, except as provided in
Section 15 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant's written consent, except as permitted under Section 13.

         SECTION 20. PLAN TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

                  (a) upon the adoption of a resolution of the Board terminating this Plan; or

                  (b) the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13.

         SECTION 21. EFFECTIVE DATE. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

ADOPTED BY THE BOARD:                          AUGUST 24, 2001
EFFECTIVE DATE:                                AUGUST 24, 2001

         EXECUTED to evidence this Colorado MEDtech, Inc. 2001 Long-Term Incentive Plan adopted by the Board on August 24, 2001.

                                          COLORADO MEDTECH, INC.




                                          By: /s/ PETER J. JENSEN
                                              ----------------------------------
                                              Peter J. Jensen, Secretary

                                   APPENDIX A


         The following terms shall have the meaning indicated:

                  (a) "ACTUAL VALUE" has the meaning set forth in Section 9.

                  (b) "ASSOCIATED AWARD" shall mean an Award granted concurrently or subsequently in conjunction with another Award.

                  (c) "AWARD" shall mean an award of rights to an Eligible Person under this Plan.

                  (d) "AWARD PERIOD" has the meaning set forth in subsection 9(b).

                  (e) "BENEFICIARY" has the meaning set forth in Section 16.

                  (f) "BOARD" shall mean the board of directors of the Company.

                  (g) "CODE" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

                  (h) "COMMITTEE" shall mean the person or persons responsible for administering the Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee's authority under the Plan, including administering certain Awards under the Plan. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee's authority under the Plan, including administering certain Awards under the Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke its designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the "BOARD COMMITTEE" shall mean a committee of the Board designated by the Board to administer this Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than two directors,
         (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of "nonemployee directors" (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of "outside directors" (as defined in Treasury Regulation Section 1.162-27(e)(3)(i) or any successor regulation), and
         (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Common Shares are listed. For purposes of this definition, the "DESIGNATED ADMINISTRATOR" shall mean a person or person designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of the Company to comply with the conditions for Rule 16b-3 or Section 162(m).

                  (i) "COMPANY" shall mean Colorado MEDtech, Inc. and any parent, subsidiary or affiliate of Colorado MEDtech, Inc.

                  (j) "COMMON SHARES" shall mean shares of common stock, no par value per share, of the Company and stock of any other class into which such shares may thereafter be changed.

                  (k) "EFFECTIVE DATE" shall mean the date the Board adopts this Plan.

                  (l) "ELIGIBLE PERSON(S)" shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and independent contractors who perform services for the Company.

                  (m) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

                  (n) "FAIR MARKET VALUE" shall mean such value rounded up to the nearest cent as determined by the Committee in accordance with applicable law.

                  (o) "INCENTIVE STOCK OPTION" shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

                  (p) "MAXIMUM VALUE" has the meaning set forth in subsection 9(a).

                  (q) "NONQUALIFIED STOCK OPTION" shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

                  (r) "OTHER SECURITIES" shall mean securities the Company (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

                  (s) "PARTICIPANT" shall mean an Eligible Person to whom an Award has been granted under this Plan.

                  (t) "PERFORMANCE GRANT" shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Common Shares, Other Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

                  (u) "PERMITTED TRANSFEREE" means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of the Plan, (a) executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (b) Participants' family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order. For purposes of this definition, "FAMILY MEMBER" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the

         Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for "VALUE".

                  (v) "PLAN" shall mean this Colorado MEDtech, Inc. 2001 Long-Term Incentive Plan.

                  (w) "PURCHASED OPTION" shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

                  (x) "RESTRICTED PERIOD" has the meaning set forth in subsection 8(b).

                  (y) "RESTRICTED STOCK" shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.

                  (z) "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

                  (aa) "SECTION 162(m)" shall mean ss.162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

                  (bb) "STOCK APPRECIATION RIGHT" shall mean an Award of a right to receive (without payment to the Company) cash, Common Shares, Other Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

                  (cc) "STOCK OPTION" shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

                  (dd) "TEN PERCENT EMPLOYEE" shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company.

                  (ee) "TREASURY REGULATION" shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

                          COLORADO MEDTECH, INC. PROXY

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 2001

    The undersigned hereby constitutes, appoints, and authorizes Stephen K. Onody and Peter J. Jensen, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all shares of the no par value Common Stock of Colorado MEDtech, Inc., a Colorado corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held November 16, 2001, at the Raintree Plaza Hotel Conference Center, 1900 Ken Pratt Boulevard, Longmont, Colorado, at 3:00 p.m., and at any and all postponements or adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated October 17, 2001, receipt of which is hereby acknowledged.

1. Approval of the election of each of the seven nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

   [ ]  FOR ALL NOMINEES LISTED BELOW                                 [ ]  WITHHOLD AUTHORITY
   (except as marked to the contrary below)                                to vote for nominees as instructed below

  (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

   Anthony Dimun, John Jenkins, Ira Langenthal, Clifford Mezey, Stephen Onody,
                         Robert Sullivan, and John Wolfe

2. Approval of the Colorado MEDtech, Inc. 2001 Long-Term Incentive Plan.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

             (Continued and to be dated and signed on reverse side)

    The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL SEVEN DIRECTORS LISTED ABOVE AND FOR PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS PROPERLY BEFORE THE ANNUAL MEETING THAT ARE NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED. MANAGEMENT IS NOT PRESENTLY AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION.


DATED:                                              2001     ------------------------------------------
      ---------------------------------------------,         Signature(s) of Shareholder(s)

                                                             ------------------------------------------
                                                             Signature(s) of Shareholder(s)

    Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COLORADO MEDTECH,
                                      INC.
    PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND
                                  THE MEETING.